SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 ____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2019 (June 12, 2019)

____________________

Neuralstem, Inc.

(Exact name of registrant as specified in Charter)

Delaware	001-33672	52-2007292
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

20271 Goldenrod Lane, 2 nd Floor, Germantown, Maryland 20876

(Address of Principal Executive Offices)

(301) 366-4960

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	CUR	The Nasdaq Capital Market LLC

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 12, 2019, Neuralstem, Inc. (“Company”) held its 2019 Annual Meeting (“Annual Meeting”) at 8:00 a.m. EDT. The Annual Meeting was held at the Company’s headquarters located at 20271 Goldenrod Lane, Suite 2059, Germantown, MD 20876. Only stockholders of record as of the close of business on April 26, 2019 (“Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, 20,013,436 shares of the Company’s common stock were issued, outstanding and entitled to vote, of which 16,108,502 shares were represented, in person or by proxy, and constituted a quorum for purposes of the Annual Meeting. The final results of the stockholder vote on each proposal brought before the meeting were as follows:

(a) Proposal 1. The following individual was elected as the Class II Director to serve for a three-year term expiring at the 2022 Annual Meeting based upon the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
William Oldaker	6,128,727	823,582	9,156,193

(b) Proposal 2. The ratification of Dixon Hughes Goodman, the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,553,290	109,118	446,093	0

(c) Proposal 3. The approval of, for purposes of complying with NASDAQ Marketplace Rule 5635(b), the issuance of more than 20% of the Company’ issued and outstanding common stock to Tianjin Pharmaceuticals Group International Holdings Co., Ltd. (“Tianjin”) was approved based upon the following votes (and excluding any votes cast by Tianjin with regard to this proposal):

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,586,555	167,255	197,814	9,156,193

(d) Proposal 4. The authorization to amend the Company’s amended and restated certificate by the board of directors (Board”) to effect a reverse stock split of the Company’s issued and outstanding common stock by a ratio of not less than 1-for-2 and not more than 1-for-25, with the Board having the discretion as to whether or not the reverse split is to be effected at any time prior to the first anniversary date of the Annual Meeting, and with the exact ratio of any reverse split to be set at a whole number within the above range as determined by the Board in its sole discretion was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,311,427	3,722,594	74,481	0

(e) Proposal 5. The adoption of Neuralstem 2019 Equity Incentive Plan was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,403,381	1,446,352	102,575	9,156,193

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 18, 2019	Neuralstem, Inc.

/s/ Kenneth Carter
By: Kenneth Carter
Executive Chairman